UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report: August 26, 2002




                         The South Financial Group, Inc.
           ----------------------------------------------------------
             (Exact name of registrant as specified in its charter)




         South Carolina                0-15083                 57-0824914
     ------------------------         -----------        ----------------------
      (State of other juris-          (Commission            (IRS Employer
    diction of incorporation)         File Number)        Identification Number)


         102 South Main Street, Greenville, South Carolina      29601
         -------------------------------------------------      -----
         (Address of principal executive offices)             (Zip Code)



Registrant's telephone number, including area code:  (864) 255-7900


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Item 5.  Other Events

         See attached press release and Letter of Intent.


Item 7.  Financial Statements and Exhibits

(a)  Financial Statements of the Businesses Acquired.   Not Applicable

(b)  Pro Forma Financial Information.  Not Applicable

(c) Exhibits.

         Exhibit No.
                  99.1     Press Release
                  99.2     Letter of Intent


SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     The South Financial Group, Inc.


August 26, 2002                      By: /s/ William S. Hummers III
                                         --------------------------------
                                         William S. Hummers III
                                         Executive Vice President